SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Telecom HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-92613
                                    333-95807
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5.     Other Events

            As a result of AT&T Corp.'s spin off of its broadband business, which merged with Comcast Corporation, for the 25 shares of AT&T Corp. previously included in each round lot of 100 Telecom HOLDRS, the Bank of New York received 8.0875 shares of Comcast corporation and distributed these shares at a rate of 0.080875 per Telecom HOLDR to holders of record on November 26, 2002. Comcast Corporation was not added as an underlying security of the Telecom HOLDRS.

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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits


            (c)    Exhibits

                   99.1 Telecom HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated March 12, 2002.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MERRILL LYNCH, PIERCE, FENNER &
                                                  SMITH INCORPORATED


Date:  April 4, 2003                            By:  /s/ MITCHELL M. COX
                                                     -----------------------
                                                     Name:  Mitchell M. Cox
                                                     Title: First Vice President

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                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Telecom HOLDRS Trust Prospectus Supplement dated March 31, 2003 to Prospectus dated March 12, 2002.


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